                                                            Exhibit 23






                  CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-18743) of United Technologies Corporation of our report dated June 26, 1998 appearing in the UT Automotive Savings Plan for Hourly, Management-Represented Employees' Annual Report on Form 11-K for the year ended December 31, 1997.



PRICE WATERHOUSE LLP
Hartford, Connecticut
June 26, 1998